AB Cap Fund, Inc.

AB Multi-Manager Select 2055 Fund

Portfolio of Investments

April 30, 2020 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 99.7%
Funds and Investment Trusts – 99.7%(a)
AB Discovery Growth Fund, Inc. - Class Z(b) (c)	101,680	$1,129,665
AB Global Bond Fund, Inc. - Class Z(c)	207,713	1,748,944
AB Global Real Estate Investment Fund II - Class I(c)	114,470	1,021,072
AB High Income Fund, Inc. - Class Z(c)	81,262	554,208
AB Relative Value Fund - Class Z(c)	556,926	2,650,967
AB Trust – AB Discovery Value Fund - Class Z(c)	105,312	1,494,371
Boston Partners Long/Short Research Fund - Class INS	173,654	2,295,711
DFA Commodity Strategy Portfolio	147,981	634,839
Franklin Growth Fund - Class R6	21,632	2,309,801
iShares Core S&P 500 ETF	37,480	10,912,677
MFS Institutional International Equity Fund	145,785	3,441,986
MFS Value Fund - Class R5	20,470	763,109
T. Rowe Price Emerging Markets Stock Fund - Class I	29,598	1,147,524
T. Rowe Price International Funds - International Discovery Fund - Class I	19,087	1,177,868
Vanguard FTSE Developed Markets ETF	148,041	5,282,103
Vanguard FTSE Emerging Markets ETF(d)	31,525	1,140,259
Vanguard Total Bond Market ETF	4,417	386,532

Total Investment Companies (cost $40,195,759)		38,091,636

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.3%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.35%(a) (c) (e) (cost $119,181)	119,181	119,181

Total Investments – 100.0% (cost $40,314,940)(f)		38,210,817
Other assets less liabilities – 0.0%		(3,035)

Net Assets – 100.0%		$38,207,782

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Non-income producing security.
(c)	Affiliated investments.
(d)	Represents entire or partial securities out on loan.
(e)	The rate shown represents the 7-day yield as of period end.
(f)

As of April 30, 2020, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $409,644 and gross unrealized depreciation of investments was $(2,513,767), resulting in net unrealized depreciation of $(2,104,123).

Glossary:

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2055 Fund

April 30, 2020 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Underlying Portfolios:	Level 1	Level 2	Level 3	Total
Assets:
Investment Companies	$38,091,636	$—	$—	$38,091,636
Short-Term Investments	119,181	—	—	119,181

Total	$38,210,817	$—	$—	$38,210,817

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2020 is as follows:

							Distributions
Affiliated Issuer	Market Value 07/31/2019 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 04/30/2020 (000)	Dividend Income (000)	Realized Gains (000)
AB Discovery Growth Fund, Inc.	$1,284	$484	$521	$(47)	$(70)	$1,130	$80	$0
AB Discovery Value Fund	1,665	746	441	(158)	(318)	1,494	76	0
AB Global Bond Fund, Inc.	1,800	6,382	6,325	(93)	(15)	1,749	38	0
AB Global Real Estate Investment Fund II	1,218	804	734	(137)	(130)	1,021	102	0
AB High Income Fund, Inc.	0	543	0	0	11	554	3	0
AB Relative Value Fund	2,918	743	552	(42)	(416)	2,651	141	0
AB Unconstrained Bond Fund, Inc.	0	471	447	(24)	0	0	20	0
Government Money Market Portfolio	440	11,930	12,251	0	0	119	3	0
Government Money Market Portfolio*	0	7,079	7,079	0	0	0	1	0
Total	$9,325	$29,182	$28,350	$(501)	$(938)	$8,718	$464	$0

*	Investments of cash collateral for securities lending transactions